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Exhibit 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the references to our firm under the caption "Experts" and to the use of our report dated February 27, 2004, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-112437) and related Prospectus of Metabasis Therapeutics, Inc. for the registration of shares of its common stock.

                      /s/  ERNST & YOUNG LLP

San Diego, California
April 22, 2004

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  Exhibit 23.1
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS